UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

washington, d.c.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2021

Black Bird Biotech, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52828	98-0521119
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3505 Yucca Drive, Suite 104, Flower Mound, Texas 75028

(Address of principal executive offices, including zip code)

(833) 223-4204

(Registrant’s telephone number, including area code)

_______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Effective May 27, 2021, we Production & Broadcasting Agreement (the “Production Agreement”) with New to the Street Group LLC. The term of the Production Agreement is one year. Pursuant to the terms of the Production Agreement, New to the Street is to provide the following strategic services:

-	Develop a biography format T.V. show outlining the previous publicly announced milestones of our company.
-	Produce 12 HD specialized NASDAQ interview(s), of approximately seven to ten minutes duration.
-	Broadcast 12 interview(s) FOX Business Network to a minimum of 95 million (95,000,000) households.
-	Broadcast 12 interview(s) on KRON4 2,700,000 households.
-	Broadcast 12 interview(s) on Newsmax. 50,000,000 households.
-	Broadcast 12 interview(s) on RNN. 30,000,000 households.
-	12 NASDAQ Tech Reports
-	Continue to make visible the show on the Internet for 6 month(s), being hosted and archived on www.newtothestreet.com.
-	12 months social media support- will tweet every news release to those who follow New to the Street.
-	Website - have interviews and/or links on www.newtothestreet.com.
-	Press releases for 12 month(s) - one per interview announcing the airing of the segment.
-	12 Emerging Growth Articles
-	TV guide across networks.
-	Minimum 1 Nasdaq onsite interview (if covid allows to film there) by Jane King.

In payment of New to the Street’s services under the Production Agreement, we are obligated to pay $3,500 per month to New to the Street. In addition, we issued 8,000,000 shares of our restricted common stock, which shares were valued at $.0313 per share, or $250,400, in the aggregate.

Item 8.01 Other Events.

On June 14, 2021, we repaid a $58,600 face amount convertible promissory note dated December 15, 2020, in favor of EMA Financial, LLC (“EMA”). The total repayment amount was $93,697.70: $61,119.80 in principal; $3,499.30 in interest; and $29,078.60 as a prepayment premium. The funds used to make such repayment were obtained from Eric Newlan, our Vice President and a Director. Such funds were obtained from Mr. Newlan as a loan on open account, accrue no interest and are due on demand.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.:	Description of Exhibit
10.1	Production & Broadcasting Agreement between Registrant and New to the Street Group LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

BLACK BIRD BIOTECH, INC.

Date: June 18, 2021.	By:	/s/ Fabian G. Deneault
Fabian G. Deneault
President

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